FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported): November 23, 2000



                           THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


        9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California 90045
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 410-7290








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Item 1.         Changes in Control of Registrant

                None

Item 2.         Acquisition or Disposition of Assets

                None

Item 3.         Bankruptcy or Receivership

                None

Item 4.         Changes in Registrant's Certifying Accountant

                On November 23, 2000, Registrant and Registrant's independent accountants, KPMG International, agreed to terminate their relationship. There were no disagreements with KPMG International on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures through November 23, 2000.

                The Board of Directors of the Registrant is currently interviewing various accounting firms for replacement of KPMG International and have not made the final decision concerning the appointment of independent accountants.


Item 5.         Other Events

                None

Item 6.         Resignation of Registrant's Directors

                None

Item 7.         Financial Statements and Exhibits

                Financial Statements - None

                Exhibits - None

Item 8.         Change in Fiscal Year

                None










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                                    SIGNATURE


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE HARTCOURT COMPANIES INC.



Dated:  December 8, 2000                         By: /s/ Alan Phan
                                                 ---------------------
                                                 Dr. Alan Phan
                                                 Chairman of the Board





































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